Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
The following table summarizes the (loss) income before income tax expense by jurisdiction for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Domestic	$(84,113)	$(65,940)	$(80,893)
Foreign	162	280	—

Loss before income tax expense	$(83,951)	$(65,660)	$(80,893)

For the year ended December 31, 2022, the Company recognized an income tax expense of $0.1 million, related to foreign subsidiaries refund from research client and foreign subsidiaries income tax expense. For the year ended December 31, 2021, the Company recognized an income tax expense of $0.1 million, related to foreign subsidiaries income tax expense and the Texas margins tax. For the year ended December 31, 2020, the Company recognized no provision or benefit from income taxes. The difference between the Company’s provision for income taxes and the amounts computed by applying the statutory federal income tax rate to income before income taxes is as follows (in thousands):

	Year Ended December 31,
	2022	2021	2020
Tax provision derived by applying the federal statutory rate to income before income taxes	$(17,630)	$(13,789)	$(16,988)
Permanent differences and other	1,042	1,002	482
Federal tax credits	(3,559)	(3,815)	(3,905)
State tax credits	(640)	(152)	(251)
Effect of tax rate on foreign jurisdiction	42	(5)	—
Change in the valuation allowance	20,609	16,900	20,662

Income tax (benefit) expense	$(136)	$141	$—

The components of the deferred tax assets and liabilities consist of the following (in thousands):

	December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforward	$68,917	$64,531
Intangible assets	11,149	57
Deferred revenue	566	—
Accrued expense	668	846
Stock-based compensation	3,293	2,767
Federal tax credits	21,914	18,579
State tax credits	1,631	991
Other	190	220

Total deferred tax assets	108,328	87,991
Deferred tax liabilities
Depreciable assets	(676)	(948)

Total deferred tax liabilities	(676)	(948)
Less: Valuation allowance	(107,652)	(87,043)

Deferred tax assets, net	$—	$—

The Company has established a full federal and state valuation allowance equal to the net deferred tax assets due to uncertainties regarding the realization of the deferred tax asset based on the Company’s lack of earnings history. The valuation allowance increased by $20.6 million, $16.9 million, and $20.7 million during the years ended December 31, 2022, 2021, and 2020, respectively, primarily due to continuing loss from operations.
As of December 31, 2022 and 2021, the Company had U.S. net operating loss carryforwards (“NOL”) of $328.2 million and $307.3 million, respectively. As of December 31, 2022 and 2021, the Company had U.S. tax credit carryforwards of $21.9 million and $18.6 million, respectively, and state tax credit carryforwards of $1.6 million and $1.0 million, respectively. Of the net operating loss and tax credit carryforwards, $58.4 million and $21.9 million, respectively, will expire in 2033, if not utilized. Any remaining net operating loss will carry forward indefinitely and can be utilized to offset up to 80% of the taxable income in any tax year. The net operating loss and credit carryforwards are subject to Internal Revenue Service adjustments until the statute closes on the year the net operating loss or tax credits are utilized.
The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company’s formation due to the complexity and cost associated with such a study, and the fact that there may be additional such ownership changes in the future. If the Company has experienced an ownership change at any time since its formation, utilization of the NOL or research and development credit carryforwards would be subject to an annual limitation under Section
382
or 383 of the Internal Revenue Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt
rate, and then could be subject to additional adjustments, as required. Additionally, the separate return limitation year (“SRLY”) rules may apply to losses of the Company’s eight wholly owned U.S. subsidiary corporations. The SRLY rules limit the consolidated group’s use of a subsidiary corporation’s net operating losses to the amount of income generated by the subsidiary corporation after it becomes a member of the group. Any limitation may result in expiration of a portion of the NOL or research and development credit carryforwards before utilization. Further, until a study is completed and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Additionally, the Company does not expect any unrecognized tax benefits to change significantly over the next twelve months. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.
The Company is subject to examination by taxing authorities in its significant jurisdictions for the 2018 and subsequent years. However, due to NOL and tax attribute carryovers, the taxing authorities have the ability to adjust the NOLs and other tax attributes related to closed years. As of December 31, 2022 and 2021, there were no amounts recorded for uncertain tax positions. As of December 31, 2022, undistributed earnings of the Company’s newly incorporated foreign subsidiaries are immaterial. Under the Global Intangible
Low-Taxed
Income (“GILTI”) provisions of the 2017 Tax Cuts and Jobs Act, U.S. income taxes have been incurred on the undistributed earnings of the foreign subsidiaries and therefore, the tax impact upon distribution is limited to state income and withholding taxes and is not material.